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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                             ____________________



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):           June 1, 2001



                               LEGG MASON, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        Maryland                        1-8529                   52-1200960
------------------------------        -----------           --------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                 File No.)            Identification No.)


100 Light Street, Baltimore, Maryland                              21202
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(Address of Principal Executive Office)                         (Zip Code)



Registrant's Telephone Number, Including Area Code:      (410) 539-0000


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

        On May 26, 2000, Legg Mason, Inc. (the "Company") completed the acquisition of Perigee Inc. ("Perigee"). The acquisition was accounted for as a pooling of interests and, accordingly, all prior period consolidated financial statements of the Company have been restated to include the combined results of operation, financial position and cash flows of Perigee. Attached hereto as
Exhibit 99, and incorporated herein by reference, are the restated financial statements for the fiscal year ended March 31, 2000.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a)    Financial statements of businesses acquired.

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.

        (c)    Exhibits.

               23  Consent of independent accountants

               99 Restated financial statements for the fiscal year ended March 31, 2000
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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LEGG MASON, INC.



Date: June 1, 2001                   By: /s/ Robert F. Price
                                         Robert F. Price
                                         Senior Vice President, General Counsel
                                         and Secretary
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                                 EXHIBIT INDEX



Exhibit
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    23  Consent of independent accountants

    99  Restated financial statements for the fiscal year ended March 31, 2000